Exhibit 10.1

INVO BIOSCIENCE, INC.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made as of September 30, 2021, but is only effective as of the date of acceptance of the “Purchaser Signature Page” by and between INVO Bioscience, Inc., a Delaware corporation (the “Company”) and Paradigm Opportunities Fund, LP (the “Purchaser”).

R E C I T A L S

A. The Company desires to obtain funds from the Purchaser in order to provide working capital, to and further the operations of the Company.

B. In order to obtain such funds, the Company is offering 600,703 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) on the terms and conditions set forth herein.

AGREEMENT

It is agreed as follows:

1. CONSIDERATION. In reliance upon the representations and warranties of the Company and the Purchaser contained herein and subject to the terms and conditions set forth herein, the parties agree as follows: In reliance upon the representations and warranties of the Company and the Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, the Purchaser shall purchase, and the Company shall sell and issue to the Purchaser the Shares for a purchase price of $3.329 per share, or $1,999,740.29 (the “Purchase Price”).

2. CLOSING.

2.1 Date and Time. The closing of the sale of the Shares contemplated by this Agreement (the “Closing”) shall take place at the offices of the Company on November 30, 2021 unless an earlier date is mutually agreed to by the Company and Purchaser.

2.2 Deliveries by Purchaser. Purchaser shall deliver the following on or before the Closing:

2.2.1 a completed and executed Purchaser Signature Page

2.2.2 a check or wire transfer to the account specified by the Company in the amount of the Purchase Price.

2.3 Deliveries by Company. The Company shall deliver the following at Closing:

2.3.1 a completed and executed copy of this Agreement

2.3.2 the certificates representing the Shares purchased by Purchaser, with each such Share being in definitive form and registered in the name of the Purchaser, as set forth on the Purchaser Signature Page, against delivery to the Company by the Purchaser of the items set forth in paragraph 2.2 above.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to the Purchaser to enter into this Agreement and to purchase the Shares, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.

3.2 Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, including this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

3.3 Valid Issuance of Shares The Shares have been duly and validly authorized. and, upon issuance will be, validly issued, fully paid, and nonassessable. The Shares, upon issuance, are, or will be, free and clear of any security interests, liens, claims, restrictions, adverse claims, or other encumbrances, other than restrictions upon transfer under federal and state securities laws.

3.4 No Violation. The execution, delivery and performance of this Agreement has been duly authorized by the Company’s Board of Directors and will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

3.5 SEC Reports and Financial Statements.

3.5.1 The Company has delivered or made available to each Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since January 1, 2020 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the “SEC Reports”). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.5.2 The consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

3.6 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Shares will constitute an exempted transaction under the 1933 Act, and registration of the Shares under the 1933 Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws, which filings will be made in a timely manner.

4. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

Purchaser hereby represents, warrants, and covenants with the Company as follows:

4.1 Legal Power. Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

4.2 Due Execution. This Agreement has been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

4.3 Access to Information. Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Shares. Purchaser represents that it has received and reviewed copies of the SEC Reports. Purchaser represents that it has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as Purchaser or Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Shares.

4.4 No Material Non-Public Information. Purchaser represents and warrants that he is not aware of any material, non-public information about the Company.

4.5 Restricted Securities.

4.5.1 Purchaser has been advised that the Shares have not been registered under the 1933 Act or any other applicable securities laws and that Shares are being offered and sold pursuant to Section 4(2) of the 1933 Act and/or Rule 506 of Regulation D thereunder, and that the Company’s reliance upon Section 4(2) and/or Rule 506 of Regulation D is predicated in part on Purchaser representations as contained herein. Purchaser acknowledges that the Shares will be issued as “restricted securities” as defined by Rule 144 promulgated under the 1933 Act (“Rule 144”). The Shares may not be resold in the absence of an effective registration thereof under the 1933 Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

4.5.2 Purchaser represents that it is acquiring the Shares for Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws.

4.5.3 Purchaser understands and acknowledges that the Shares, when issued, may bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

4.5.4 Purchaser acknowledges that an investment in the Shares is not liquid and the Shares are transferable only under limited conditions. Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Shares.

4.5.5 Purchaser is an “accredited investor” as defined under Rule 501 under the 1933 Act. The representations made by Purchaser on the Purchaser Signature Page are true and correct.

4.6 Purchaser Sophistication and Ability to Bear Risk of Loss. Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser’s financial condition. Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

4.7 Preexisting Relationship. Purchaser has a preexisting personal or business relationship with the Company, one or more of its officers, directors, or controlling persons.

4.8 Purchases by Groups. Purchaser represents, warrants and covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the 1934 Act.

5. COVENANTS OF THE COMPANY.

5.1 Public Filings; Rule 144. With a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell the Shares to the public without registration, the Company will take all further action as Purchaser may reasonably request, all to the extent required from time to time to enable Purchaser to sell the Shares of held by it without registration under the 1933 Act within the limitation of the exemption from registration provided by Rule 144. In furtherance thereof, the Company shall do all of the following:

5.2.1 make and keep public information available, as those terms are understood and defined in Rule 144;

5.2.2 take such action, including compliance with the reporting requirements of section 13 or 15(d) of the 1934 Act, as is necessary to enable the Investor to utilize Rule 144;

5.2.3 file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act, the 1934 Act, and the rules and regulations adopted by the SEC thereunder; and

5.2.4 furnish to the Purchaser forthwith upon written request:

(1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements);

(2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company;

(3) an opinion of the Company’s counsel that the Shares may be resold in the absence of an effective registration thereof under the 1933 Act pursuant to Rule 144; and

(4) such other documents as may be reasonably requested in availing the Investor of any rule or regulation of the SEC that permits the selling of the Shares without registration.

6. MISCELLANEOUS.

6.1 Indemnification. Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of the Shares by such Purchaser in violation of the 1933 Act or applicable state securities law.

6.2 Lock-Up. For a period of twelve months following the Closing (“Lock-up Period”), Purchaser shall not, without the prior written consent of the Company directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares.

6.3 Break-Up Fee. If either party fails to perform its obligations at the Closing, then the breaching party shall be required to pay the non-breaching party a non-refundable fee in an amount equal to $250,000 (the “Break-Up Fee”), which fee must be paid within 5 days of the scheduled Closing. Any fees and expenses incurred by the non-breaching party in collecting the Break-Up fee shall be paid by the breaching party. For the avoidance of doubt, a party shall be deemed a “breaching party” for purposes of this Section if prior to the Closing, such party indicates to the other party that it is unwilling to close on the sale of Share contemplated hereunder.

6.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada.

6.5 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

6.6 Entire Agreement. This Agreement and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.7 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.8 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

6.9 Notices. All notices and other communications required or permitted hereunder or the Shares shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	INVO Bioscience, Inc.

5582 Broadcast Court

Sarasota, FL 34240

Attention: President

If to the Purchaser:	At the address set forth on the Purchaser’s Signature Page

6.10 Faxes and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

6.11 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - SP Pages)

COMPANY

INVO BIOSCIENCE, INC.

By:	/s/ Steven Shum
Steven Shum
Chief Executive Officer

PURCHASER SIGNATURE PAGE

The undersigned Purchaser has read Stock Purchase Agreement dated as of September 30, 2021 and acknowledges that execution of this Purchaser Signature Page shall constitute the undersigned’s execution of such agreement.

I hereby subscribe for an aggregate of 600,703 Shares and hereby deliver good funds with respect to this subscription for the Shares.

I am a resident of Stamford, CT

Paradigm Opportunities Fund, LP

Please print above the exact name(s) in which the Shares are to be held

My address is:

SP-1

Executed this 30th day of September 2021 at 4pm.

SIGNATURES

INDIVIDUAL

Name

Signature (Individual)	Street address

Address to Which Correspondence Should be Directed

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number ( )
Telephone Number

Name(s) Typed or Printed (All recorded holders should sign)

SP-2

CORPORATION, PARTNERSHIP, TRUST ENTITY OR OTHER

Address to Which Correspondence Should be Directed:
Name of Entity

Paradigm Opportunities Fund, LP	96 Moseman Ave
Type of Entity (i.e., corporation, partnership, etc.)	Street Address

By:	/s/ Corey Deutsch	861394668
	*Signature	Tax Identification or Social Security Number

Delaware	Katonah NY 10536
Jurisdiction of Formation of Entity	City, State and Zip Code

Corey Deutsch

Name Typed or Printed

Its:	CEO
	Title	Telephone Number; Fax Number

*If Shares are being subscribed for by an entity, the Certificate of Signatory must also be completed.

SP-3

CERTIFICATE OF SIGNATORY

To be completed if the Shares are being subscribed for by an entity.

I, Corey Deutsch, am the Secretary of Paradigm Opportunities Fund, LP (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Stock Purchase Agreement and to purchase and hold the Shares. The Stock Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this 30th day of September, 2021.

/s/ Corey Deutsch
Signature

SP-4

ACCEPTANCE

AGREED AND ACCEPTED:

INVO BIOSCIENCE, INC.

By:	/s/ Steve Shum
Steven Shum
Chief Executive Officer

Date: October 1, 2021

SP-5